UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Genco Shipping & Trading Limited (“Genco” or the “Company”) and Baltic Trading Limited (“Baltic Trading”) provided the following information in response to an inquiry:

The terms of the proposed combination between Genco and Baltic Trading were negotiated by independent special committees and their advisors, and both special committees unanimously approved the transaction. No cash or equity compensation is being awarded to members of management of either company under the terms of the transaction. However, previously awarded grants of restricted common stock made to Baltic Trading’s management will vest in accordance with their terms upon closing of the transaction rather than over time. The restricted shares that will vest consist of 1,214,852 shares held by Peter C. Georgiopoulos, Baltic Trading’s Chairman, and 697,917 shares held by John C. Wobensmith, Baltic Trading’s President and Chief Financial Officer. The value of such vesting shares would be approximately $1.7 million and $970,000, respectively, based on the average closing price of Baltic Trading’s common stock as reported by the NYSE in the five trading days following announcement of the merger, which Genco and Baltic Trading expect to report under SEC rules in their joint proxy statement/prospectus regarding the combination. The companies believe that the combination of Genco and Baltic Trading creates a platform for continued growth and is in the interest of shareholders of both companies.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements regarding the Company’s and Baltic Trading’s expectations, beliefs, plans, objectives, financial conditions, assumptions, performances, events or developments that the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe”, “anticipate,” “could”, “should”, “intend”, “plan”, “will”, “expect(s)”, “estimate(s)”, “project(s)”, “forecast(s)”, “positioned”, “strategy”, “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in such forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the parties’ ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; fluctuations in market prices of the Company’s stock; the proposed transaction’s effect on the relationships of Baltic Trading or the Company with their respective customers and suppliers, whether or not the proposed transaction is completed; Baltic Trading’s shareholders’ and the Company’s shareholders’ reduction in their percentage ownership and voting power; the challenges presented by the integration of Baltic Trading and the Company; the ability to realize anticipated growth, synergies and cost savings; the uncertainty of third-party approvals; the significant transaction and merger-related integration costs; the current global environment’s impact on the Company’s or Baltic Trading’s business; the volatility and historical low of charterhire rates for drybulk carriers; the current oversupply of drybulk capacity; a decrease in the market value of the Company’s or Baltic Trading’s vessels; prolonged declines in charter rates and other market deterioration; a further economic slowdown or changes in the economic and political environment in the Asia Pacific region; changes to and the impact of laws, rules and regulations that regulate the Company’s and Baltic Trading’s operations, including regulation and liability under environmental and operational safety laws; increased inspection procedures and tighter import and export controls; the exposure of the Company’s or Baltic Trading’s vessels to international risks; damage and unexpected drydocking costs of the Company’s or Baltic Trading’s vessels; acts of piracy, terrorist attacks and other acts of violence or war; the cost of compliance with safety and other vessel requirements imposed by classification societies; violations of worldwide anti-corruption laws; the Company’s or Baltic Trading’s ability to attract and retain qualified skilled employees or crew necessary to operate its business; labor interruptions; governmental claims as a result of smuggling of drugs or other contraband onto the Company’s or Baltic Trading’s vessels; arrests of the Company’s or Baltic Trading’s vessels by maritime claimants; governments’ potential reacquisition of the Company’s or Baltic Trading’s vessels during a period of war or emergency; change in fuel prices; seasonal fluctuations; restrictive covenants under the Company’s or Baltic Trading’s credit facilities; the Company’s or Baltic Trading’s ability to successfully employ its vessels; the dissimilarity of the Company’s consolidated balance sheets and statement of operations prior to and subsequent to July 9, 2014; the potential loss of one or more charterers; the aging of the Company’s or Baltic Trading’s fleet; the Company’s or Baltic Trading’s practice of purchasing and operating previously owned vessels; an increase in operating costs or interest rates; the failure of technical managers to perform their obligations to the Company or Baltic Trading; the ability of the Company or Baltic Trading to compete for charters with new entrants or established companies with greater resources in the international drybulk shipping industry; the Company’s prohibition on paying dividends or repurchasing its stock; the Company’s or Baltic Trading’s ability to grow or effectively manage its growth; the Company’s credit risk as a result of maintaining all of its cash and cash equivalents at three financial institutions; the Company’s or Baltic Trading’s ability to fund its capital expenditures; the Company’s dependence on the ability of its subsidiaries to distribute funds to it in order to satisfy its financial obligations or make dividend payments; the creditworthiness of the Company’s or Baltic Trading’s charterers; the ability of the Company or Baltic Trading to operate its financial and operations systems effectively or recruit suitable employees as the Company or Baltic Trading expands its fleet; the ability of the Company or Baltic Trading to attract and retain key management and other employees in the shipping industry; the Company’s arrangements with Maritime Equity Partners LLC; the independent interests of the Company’s chairman in the ownership and operation of drybulk vessels; the Company’s or Baltic Trading’s ability to maintain adequate insurance to compensate it or third parties; the Company’s or Baltic Trading’s ability to maintain resources to cover claims made by its protections and indemnity associations; the ability of the Company or Baltic Trading to qualify for an exemption from paying U.S. federal income tax on its shipping income; U.S. tax authorities treatment of the Company or Baltic Trading as a “passive foreign investment company”; exchange rate fluctuations; legislative actions relating to taxation; certain shareholders owning large portions of the Company’s outstanding common stock; the Company’s foreign corporation status; future sales of the Company’s common stock; the Company’s or Baltic Trading’s ability to raise additional capital in the future; future issuances of the Company’s or Baltic Trading’s common stock; volatility in the market price and trading value of the Company’s common stock; potential anti-takeover effects in the Company’s amended and restated articles of incorporation; the Company’s classified Board of Directors; provisions in the Company’s amended and restated articles of incorporation which may delay the removal of incumbent officers and directors; the limited ability of the Company’s shareholders to take action; the advance notice requirement for shareholder proposals and director nominations of the Company; and the ability of the Company’s investors to enforce U.S. judgment costs against the Company. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and reports on Form 8-K; and (ii) Baltic Trading’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2014 and reports on Form 10-Q and Form 8-K. The forward-looking statements made herein speak only as of the date hereof and none of the Company, Baltic Trading or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Investors and Shareholders

In connection with the proposed transaction between Baltic Trading and the Company, Baltic Trading and the Company intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Company registration statement on Form S-4 that will include a joint proxy statement of the Company and Baltic Trading that also constitutes a prospectus of the Company. The definitive joint proxy statement/prospectus will be delivered to shareholders of the Company and Baltic Trading. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND BALTIC TRADING ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BALTIC TRADING AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company and Baltic Trading through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company (when available) will be available free of charge on the Company’s internet website at www.gencoshipping.com. Copies of the documents filed with the SEC by Baltic Trading (when available) will be available free of charge on Baltic Trading’s internet website at www.baltictrading.com.

Participants in the Merger Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Baltic Trading, the Company, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Baltic Trading and the Company shareholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Baltic Trading and of the Company will be set forth in the joint proxy statement/prospectus when it is filed with the SEC or in an amendment to one or both companies’ Annual Report on Form 10-K for the year ended December 31, 2014 when it is filed with the SEC. These documents will be available free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2015

GENCO SHIPPING & TRADING LIMITED

	By	/s/ John C. Wobensmith
John C. Wobensmith President